J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Fund

(Class A, Class B, Class C & Select Class Prospectus)

(a series of JPMorgan Trust II)

Supplement dated September 3, 2013

to the Prospectus dated July 1, 2013, as supplemented

Changes to Expense Limitation Agreement. Effective September 1, 2013, the JPMorgan High Yield Fund’s (the “Fund”) adviser, administrator and distributor (the “Service Providers”) contractually agreed to waive fees and/or reimburse additional expenses on Class A Shares of the Fund. In connection with this commitment, the “Annual Fund Operating Expenses” and “Example” tables for the Fund in the Fund’s prospectus are hereby replaced with the corresponding tables below.

The tables below replace the corresponding tables on pages 67-68 of the prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.43	0.43	0.44	0.43
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.18	0.18	0.19	0.18
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.34	1.84	1.85	1.09
Fee Waivers and Expense Reimbursements[1]	(0.33)	(0.23)	(0.24)	(0.23)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.01	1.61	1.61	0.86

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00%, 1.60%, 1.60% and 0.85%, respectively, of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 9/1/14 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 8/31/14 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	474	752	1,051	1,900
CLASS B SHARES ($)	664	856	1,174	2,009
CLASS C SHARES ($)	264	558	978	2,150
SELECT CLASS SHARES ($)	88	324	579	1,308

SUP-HY-913

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	474	752	1,051	1,900
CLASS B SHARES ($)	164	556	974	2,009
CLASS C SHARES ($)	164	558	978	2,150
SELECT CLASS SHARES ($)	88	324	579	1,308

Changes to Additional Fee and Expense Information. In connection with the change to the expense limitation agreement, the following replaces the information in the table on page 162 with respect to Class A Shares of the Fund:

	Class	New Expense Ratio		Gross Expense Ratio
JPMorgan High Yield Fund	A	1.01	%**	1.34%

The following footnote is also added after the table on page 162 of the prospectus:

**	Prior to September 1, 2013, the net expense ratio was 1.11%.

The following replace the tables on page 177-178 of the prospectus.

The JPMorgan High Yield Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 9/1/13, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended the end of February would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan High Yield Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Net Annual Return	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
August 31, 2014	$474	1.06%	0.09%	0.09%	$164	5.00%	3.39%	3.39%
August 31, 2015	137	6.12	3.75	3.66	194	10.25	6.65	3.15
August 31, 2016	141	11.42	7.55	3.66	200	15.76	10.01	3.15
August 31, 2017	147	16.99	11.49	3.66	207	21.55	13.47	3.15
August 31, 2018	152	22.84	15.57	3.66	213	27.63	17.05	3.15
August 31, 2019	158	28.98	19.80	3.66	220	34.01	20.73	3.15
August 31, 2020	163	35.43	24.18	3.66	227	40.71	24.54	3.15
August 31, 2021	170	42.21	28.73	3.66	234	47.75	28.46	3.15
August 31, 2022	175	49.32	33.44	3.66	241	55.13	32.51	3.15
August 31, 2023	183	56.78	38.32	3.66	249	62.89	36.68	3.15

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first and second year (period ended August 31, 2014) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$2.64	4.00%	2.39%	2.39%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption	Without Redemption	With Redemption	Without Redemption	With Redemption	Without Redemption	With Redemption
August 31, 2014	$164	$664	5.00%	0.00%	3.39%	–1.61%	3.39%	–1.61%
August 31, 2015	193	593	10.25	6.25	6.66	2.66	3.16	–0.71
August 31, 2016	199	499	15.76	12.76	10.03	7.03	3.16	0.35
August 31, 2017	206	506	21.55	18.55	13.50	10.50	3.16	0.43
August 31, 2018	212	412	27.63	25.63	17.09	15.09	3.16	1.40
August 31, 2019	219	319	34.01	33.01	20.79	19.79	3.16	2.31
August 31, 2020	226	226	40.71	40.71	24.61	24.61	3.16	3.16
August 31, 2021	233	233	47.75	47.75	28.55	28.55	3.16	3.16
August 31, 2022	175	175	55.13	55.13	33.25	33.25	3.66	3.66
August 31, 2023	182	182	62.89	62.89	38.13	38.13	3.66	3.66

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
August 31, 2014	$88	5.00%	4.14%	4.14%
August 31, 2015	116	10.25	8.21	3.91
August 31, 2016	120	15.76	12.44	3.91
August 31, 2017	125	21.55	16.84	3.91
August 31, 2018	130	27.63	21.41	3.91
August 31, 2019	135	34.01	26.15	3.91
August 31, 2020	140	40.71	31.09	3.91
August 31, 2021	146	47.75	36.21	3.91
August 31, 2022	151	55.13	41.54	3.91
August 31, 2023	157	62.89	47.07	3.91

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE